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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated April 3, 2002 included in this Form 10-K into the Company's previously filed Form S-8 registration statements File Nos. 333-59019, 333-71827, 333-72383, 333-73043, 333-85013 and 333-96075.


Denver, Colorado,
  April 15, 2002.